ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2012
ACQUISITION
Schedule of purchase price allocation

Net tangible assets acquired	$845,929
Deferred tax liabilities	(1,345,152)
Power purchase agreement	4,339,201
Goodwill	2,264,845

Total consideration	$6,104,823

Schedule of total consideration the Company paid as at the closing date

Total consideration paid
Cash consideration	$186,716,547
Fair value of the issuance of warrant, net of cash received	7,774,990

$194,491,537

Schedule of assumptions used to determine fair market value of warrants on the grant date through the binomial option pricing model

As at June 15, 2012
Risk free rate	1.76%
Volatility ratio	93.50%
Dividend yield	—